UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2014

Salisbury Bancorp, Inc.

(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (860) 435-9801

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Salisbury Bancorp, Inc.

Section 8. Other Events

Item 8.01. Other Events.

On November 06, 2014, Salisbury Bancorp, Inc. (the “Company”) announced that the Connecticut Department of Banking and the Federal Deposit Insurance Corporation approved the merger of Riverside Bank of Poughkeepsie, New York with the Company’s subsidiary, Salisbury Bank and Trust Company (the “Bank”). The approval is subject to customary regulatory conditions.

The Company issued a press release regarding the matters described above. The complete text of this press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

99.1	Press Release dated November 06, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: November 06, 2014	By:	/s/ Donald E. White
Donald E. White
Executive Vice President
and Chief Financial Officer